UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 10, 2017

           CONTANGO ORE, INC
(Exact Name of Registrant Specified in Charter)

Delaware	001-35770	27-3431051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 Buffalo Speedway, Suite 925
Houston, Texas	77098
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 877-1311

                             Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Pursuant to a Registration Rights Agreement dated as of November 10, 2017 (the “Registration Rights Agreement”), between Contango ORE, Inc. (the “Company”) and each investor who exercised warrants in the Exercise Offer (described below), the Company agreed to file up to two demand registration statements with the Securities and Exchange Commission (the “SEC”) at any time after expiration of the Exercise Offer but before three years after expiration of the Exercise Offer in order to register the resale of shares of common stock of the Company, par value $0.01 per share (“Common Stock”), issued in the Exercise Offer.  In addition, the Registration Rights Agreement granted certain piggyback rights to the investors.

A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement.

Item 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

In October 2017, the Company commenced an offer (the “Exercise Offer”) to its existing warrant holders providing such holders the opportunity to exercise their warrants at a reduced per share exercise price and receive shares of Common Stock. The Exercise Offer applied to outstanding warrants with an exercise price of $10.00 per share originally issued in March 2013 and reduced the exercise price to $9.50 per share.  The Exercise Offer expired on November 10, 2017.  At the expiration of the Exercise Offer, a total of 124,999 warrants were exercised in the Exercise Offer resulting in total cash proceeds to the Company of $1.2 million. No commissions or fees were paid in connection with the exercise of the warrants.  Proceeds from the Exercise Offer will be used for working capital purposes.

In addition, in an unrelated transaction, 260,000 warrants were exercised in a cashless exercise at the original $10 exercise price, leaving 196,000 warrants of the Company outstanding.

The shares issued in connection with the Exercise Offer were sold in reliance on an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The bases for the availability of this exemption include the facts that the issuance was a private transaction which did not involve public solicitation and the shares were issued to a limited number of private investors.

Item 5.02.    DEPARTURE OF CERTAIN DIRECTORS OR OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As further described below in Item 5.07, on November 14, 2017, at the Annual Meeting of Stockholders of the Company, the stockholders of the Company approved and adopted the Contango ORE, Inc. Amended and Restated 2010 Equity Compensation Plan (the “Amended Equity Plan”).  The Amended Equity Plan constitutes an amendment and restatement of the Company’s 2010 Equity Compensation Plan, which previously had been approved by the Company’s Board of Directors in 2010 and the Company’s stockholders in 2011.

Previously, on September 15, 2017, the Company’s Board of Directors approved the Amended Equity Plan, which: (a) increases the number of shares of common stock that the Company may issue under the plan by 500,000 shares; (b) extends the term of the plan until September 15, 2017; and (c) allows the Company to withhold shares to satisfy the Company’s tax withholding obligations with respect to grants paid in Company Stock.

For more information about the Amended Equity Plan, please read the Company’s definitive proxy statement, which was filed with the SEC on September 27, 2017.

A copy of the Amended Equity Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Amended Equity Plan in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Amended Equity Plan.

Item 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On Tuesday, November 14, 2017, the Company held its annual stockholders meeting.  The Company’s stockholders were asked to consider and vote upon the following proposals:
1.	To elect four persons to serve as directors of the Company until the annual meeting of stockholders in 2018.
2.	To ratify the appointment of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2018.
3.	To approve the Amended Equity Plan.
4.	To conduct a non-binding, advisory vote to approve the compensation of the Company’s executives.

Summarized below are final results of the matters voted on at the annual meeting:
Proposal	For	Against	Abstain	Broker Non-Votes
1. Election of Directors
Brad Juneau	3,472,192	4,755	120	456,333
Joseph S. Compofelice	3,471,362	4,752	953	456,333
Joseph G. Greenberg	3,469,349	6,765	953	456,333
Richard A. Shortz	3,475,787	327	953	456,333
2. Ratification of the appointment of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2018	3,933,278	61	61	-
3. Approval of Amended Equity Plan	3,464,763	9,820	2,484	456,333
4. Non-binding, advisory vote to approve the compensation of the Company’s executives	3,467,071	6,144	3,852	456,333

Item 7.01.    REGULATION FD DISCLOSURE.
The Company issued a press release on November 10, 2017, that reported the results of the Exercise Offer and provided an update regarding the 2017 calendar year exploration program. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company also issued a press release on November 15, 2017 that reported the results of the Annual Stockholders meeting held on November 14, 2017. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The information included herein and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	Exhibit No.	Description of Exhibit
	4.1	Registration Rights Agreement dated as of November 10, 2017, by and among the Company and the investors named therein.
	10.1	Contango ORE, Inc. Amended and Restated 2010 Equity Compensation Plan.
	99.1	Press Release dated November 10, 2017.
	99.2	Press Release dated November 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, Inc.

By:	/s/ Leah Gaines
Leah Gaines
Vice President and Chief Financial Officer

Dated: November 15, 2017